UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2009
TLC Vision Corporation

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-29302	980151150

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississuaga, Ontario	L4W 5M8

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 636-534-2300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	2
Item 8.01 Other Events	2
Item 9.01 Financial Statements and Exhibits	2
SIGNATURES	3
EXHIBIT INDEX	4
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     Effective as of September 8, 2009, TLC Vision Corporation (the “Company”) secured from its lenders an extension to September 30, 2009 of the previously announced limited waiver with respect to its credit facility. The credit facility, dated June 21, 2007, amended as of February 28, 2008, March 31, 2009, June 5, 2009 and June 30, 2009, provides for an $85 million term loan and a $25 million revolving credit line. As of August 31, 2009, the amount outstanding under the credit facility was approximately US$101.1 million.
     The extension agreement and forbearance agreement is contained in the Amendment to Limited Waiver and Amendment No. 4 to the Credit Agreement and Amendment No. 5 to the Credit Agreement, dated as of September 8, 2009 (the “Limited Waiver”), which, among other things, provides a limited waiver through September 30, 2009 of specified defaults and provides that the lenders will, until October 1, 2009, forbear from exercising their rights arising out of the non-payment of certain principal, interest and other payments previously due. The Limited Waiver also provides for the Company to negotiate in good faith and use its best efforts to agree by September 28, 2009 to (i) a term sheet reflecting terms of proposed additional financing acceptable to lenders representing a majority of the outstanding debt under the credit agreement, and (ii) a term sheet reflecting terms of a debt and/or equity restructuring acceptable to those lenders required to approve such debt and/or equity restructuring under applicable law. The foregoing description of the Limited Waiver is only a summary and is qualified in its entirety by the full text of the Limited Waiver, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 8.01 Other Events
     On September 10, 2009, the Company issued a press release announcing the extension of the limited waiver. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

10.1	Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement, dated as of September 8, 2009.

99.1	Press Release entitled “TLC Vision Secures Extension of Credit Facility Limited Waiver to September 30, 2009” issued by TLC Vision Corporation on September 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC VISION CORPORATION
Date: September 14, 2009	By:	/s/ James J. Hyland
		Name:	James J. Hyland
		Title:	VP Investor Relations

EXHIBIT INDEX

Exhibit

10.1	Amendment to Limited Waiver and Amendment No. 4 to Credit Agreement and Amendment No. 5 to Credit Agreement, dated as of September 8, 2009.

99.1	Press Release entitled “TLC Vision Secures Extension of Credit Facility Limited Waiver to September 30, 2009” issued by TLC Vision Corporation on September 10, 2009.

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